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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)

                     of the Securities Exchange Act of 1934

                        Date of Report: February 15, 2001

                            THE CHASE MANHATTAN BANK

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                   (Originator of the Trust referred to herein)
               (Exact name of registrant as specified in its charter)

                   CHASE MANHATTAN HOME EQUITY LOAN TRUST 1995-1
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                      (Issuer with respect to Certificates)

       New York                       33-93570                   13-4994650
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(State or other jurisdiction   (Commission File Number)        (IRS Employer
     of incorporation)                                      Identification No.)


             270 Park Avenue, New York, New York                   10017
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           (Address of principal executive offices)              (Zip Code)

Registrant's telephone number, including area code:  (212) 270-6000




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Item 5.  Other Events:


         Chase Manhattan Home Equity Loan Trust 1995-1 is the issuer of a single outstanding series of asset backed certificates. The asset backed certificates are serviced in accordance with the Pooling and Servicing Agreement, dated as of September 1, 1995, as amended. The parties to the Pooling and Servicing Agreement are: The Chase Manhattan Bank, as seller and as servicer, and Norwest Bank Minnesota, National Association, as trustee.

         On February 15, 2001, Chase, as servicer, distributed monthly interest to the holders of the certificates. Chase furnished a copy of the monthly statement to certificateholders for the series as required by the Pooling and Servicing Agreement. A copy of the Monthly Statement to Certificateholders is being filed as Exhibit 20.1 to this Current Report on Form 8-K.

Item 7(c).  Exhibits

            Exhibits          Description
            ----------        ---------------

              20.1 Monthly Statement to Certificateholders with respect to the February 15, 2001 distribution.





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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: February 27, 2001



                                     The Chase Manhattan Bank,
                                     as Servicer

                                     By: Chase Manhattan Mortgage Corporation

                                     By: /s/ Richard P. Dargan
                                         ------------------------
                                     Name:  Richard P. Dargan
                                     Title: Vice President


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                                INDEX TO EXHIBITS
                                -----------------

            Exhibit No.       Description
          ---------------   -----------------
               20.1         Statement to Certificateholders dated February 15,
                            2001 delivered pursuant to Section 5.03 of the Pooling and Servicing Agreement dated as of September 1, 1995.